Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results for the Second Quarter Ended June 30, 2018

SAN JOSE, California, July 25, 2018--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended June 30, 2018.

   The results for the quarter ended June 30, 2018 are as follows:

●

Revenue was $139.8 million for the quarter ended June 30, 2018, an 8.2% increase from $129.2 million for the quarter ended March 31, 2018 and a 24.6% increase from $112.2 million for the quarter ended June 30, 2017.

●	GAAP gross margin was 55.5% for the quarter ended June 30, 2018, compared with 54.7% for the quarter ended June 30, 2017.
●

Non-GAAP (1) gross margin was 56.0% for the quarter ended June 30, 2018, excluding the impact of $0.5 million for stock-based compensation expense and $0.2 million for the amortization of acquisition-related intangible assets, compared with 55.6% for the quarter ended June 30, 2017, excluding the impact of $0.5 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $52.7 million for the quarter ended June 30, 2018, compared with $46.5 million for the quarter ended June 30, 2017.
●

Non-GAAP (1) operating expenses were $36.9 million for the quarter ended June 30, 2018, excluding $15.4 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense, compared with $31.2 million for the quarter ended June 30, 2017, excluding $14.7 million for stock-based compensation expense and $0.6 million for deferred compensation plan expense.

●	GAAP operating income was $24.9 million for the quarter ended June 30, 2018, compared with $15.0 million for the quarter ended June 30, 2017.
●

Non-GAAP (1) operating income was $41.4 million for the quarter ended June 30, 2018, excluding $15.9 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets and $0.4 million for deferred compensation plan expense, compared with $31.2 million for the quarter ended June 30, 2017, excluding $15.1 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.6 million for deferred compensation plan expense.

●	GAAP interest and other income, net was $2.2 million for the quarter ended June 30, 2018, compared with $1.2 million for the quarter ended June 30, 2017.
●

Non-GAAP (1) interest and other income, net was $1.8 million for the quarter ended June 30, 2018, excluding $0.4 million for deferred compensation plan income, compared with $0.7 million for the quarter ended June 30, 2017, excluding $0.5 million for deferred compensation plan income.

●	GAAP income before income taxes was $27.1 million for the quarter ended June 30, 2018, compared with $16.2 million for the quarter ended June 30, 2017.
●

Non-GAAP (1) income before income taxes was $43.2 million for the quarter ended June 30, 2018, excluding $15.9 million for stock-based compensation expense and $0.2 million for the amortization of acquisition-related intangible assets, compared with $31.9 million for the quarter ended June 30, 2017, excluding $15.1 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets, and $0.1 million for deferred compensation plan expense.

●

GAAP net income was $24.2 million and GAAP earnings per share were $0.55 per diluted share for the quarter ended June 30, 2018. Comparatively, GAAP net income was $15.0 million and GAAP earnings per share were $0.35 per diluted share for the quarter ended June 30, 2017.

●

Non-GAAP (1) net income was $40.0 million and non-GAAP earnings per share were $0.90 per diluted share for the quarter ended June 30, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $29.5 million and non-GAAP earnings per share of $0.68 per diluted share for the quarter ended June 30, 2017, excluding stock-based compensation income, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

   The results for the six months ended June 30, 2018 are as follows:

●	Revenue was $268.9 million for the six months ended June 30, 2018, a 26.5% increase from $212.6 million for the six months ended June 30, 2017.
●	GAAP gross margin was 55.4% for the six months ended June 30, 2018, compared with 54.7% for the six months ended June 30, 2017.
●

Non-GAAP (1) gross margin was 55.9% for the six months ended June 30, 2018, excluding the impact of $0.9 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets, compared with 55.6% for the six months ended June 30, 2017, excluding the impact of $0.8 million for stock-based compensation expense and $1.0 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $102.1 million for the six months ended June 30, 2018, compared with $87.7 million for the six months ended June 30, 2017.
●

Non-GAAP (1) operating expenses were $71.9 million for the six months ended June 30, 2018, excluding $30.0 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, compared with $60.3 million for the six months ended June 30, 2017, excluding $26.0 million for stock-based compensation expense and $1.4 million for deferred compensation plan expense.

●	GAAP operating income was $46.9 million for the six months ended June 30, 2018, compared with $28.5 million for the six months ended June 30, 2017.
●

Non-GAAP (1) operating income was $78.6 million for the six months ended June 30, 2018, excluding $30.9 million for stock-based compensation expense, $0.4 million for the amortization of acquisition-related intangible assets and $0.3 million for deferred compensation plan expense, compared with $57.8 million for the six months ended June 30, 2017, excluding $26.8 million for stock-based compensation expense, $1.0 million for the amortization of acquisition-related intangible assets and $1.4 million for deferred compensation plan expense.

●	GAAP interest and other income, net was $2.7 million for the six months ended June 30, 2018, compared with $2.6 million for the six months ended June 30, 2017.
●

Non-GAAP (1) interest and other income, net was $2.4 million for the six months ended June 30, 2018, excluding $0.2 million for deferred compensation plan income, compared with $1.4 million for the six months ended June 30, 2017, excluding $1.3 million for deferred compensation plan income.

●	GAAP income before income taxes was $49.6 million for the six months ended June 30, 2018, compared with $31.2 million for the six months ended June 30, 2017.
●

Non-GAAP (1) income before income taxes was $81.0 million for the six months ended June 30, 2018, excluding $30.9 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets, compared with $59.1 million for the six months ended June 30, 2017, excluding $26.8 million for stock-based compensation expense, $1.0 million for the amortization of acquisition-related intangible assets, and $0.1 million for deferred compensation plan expense.

●

GAAP net income was $46.1 million and GAAP earnings per share were $1.04 per diluted share for the six months ended June 30, 2018. Comparatively, GAAP net income was $29.5 million and GAAP earnings per share were $0.68 per diluted share for the six months ended June 30, 2017.

●

Non-GAAP (1) net income was $74.9 million and non-GAAP earnings per share were $1.69 per diluted share for the six months ended June 30, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $54.7 million and non-GAAP earnings per share of $1.26 per diluted share for the six months ended June 30, 2017, excluding stock-based compensation income, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
End Market	2018	2017	2018	2017
Consumer	$47,809	$43,917	$94,953	$79,528
Computing and storage	36,957	24,466	67,927	45,083
Automotive	20,340	12,854	38,072	25,185
Industrial	19,121	15,034	36,676	30,388
Communications	15,534	15,927	31,283	32,376
Total	$139,761	$112,198	$268,911	$212,560

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Product Family	2018	2017	2018	2017
DC to DC	$127,496	$102,187	$246,765	$193,611
Lighting Control	12,265	10,011	22,146	18,949
Total	$139,761	$112,198	$268,911	$212,560

“We are continuing to execute our long-term business strategy, which we believe will maximize long-term shareholder value," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the third quarter ending September 30, 2018:

●	Revenue in the range of $155.5 million to $161.5 million.

●

GAAP gross margin between 55.2% and 56.2%. Non-GAAP (1) gross margin between 55.6% and 56.6%, which excludes an estimated impact of stock-based compensation expenses of 0.3% and amortization of acquisition-related intangible assets of 0.1%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $52.3 million and $57.3 million. Non-GAAP (1) R&D and SG&A expenses between $37.8 million and $40.8 million, which excludes an estimate of stock-based compensation expenses in the range of $14.5 million to $16.5 million.

●	Total stock-based compensation expense of $15.0 million to $17.0 million.

●	Interest and other income, net, of $600,000 to $1.0 million before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 44.0 million and 45.0 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, July 25, 2018. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 4579634. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, interest and other income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, (vi) the impact of the 2017 Tax Act on our tax rate and provision; and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v), or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in laws and government regulations, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adopting of new or amended accounting standards; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS' Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on March 1, 2018 and our quarterly report on Form 10-Q filed with the SEC on May 8, 2018. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS' projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$83,075	$82,759
Short-term investments	230,428	216,331
Accounts receivable	53,460	38,037
Inventories	128,909	99,281
Other current assets	13,974	12,762
Total current assets	509,846	449,170
Property and equipment, net	150,658	144,636
Long-term investments	5,247	5,256
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	504	951
Deferred tax assets, net	15,791	15,917
Other long-term assets	31,335	30,068
Total assets	$719,952	$652,569

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$26,689	$22,813
Accrued compensation and related benefits	15,604	15,597
Accrued liabilities	33,033	27,507
Total current liabilities	75,326	65,917
Income tax liabilities	30,735	31,621
Other long-term liabilities	34,871	33,024
Total liabilities	140,932	130,562
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 42,285 and 41,614 as of June 30, 2018 and December 31, 2017, respectively	417,866	376,586
Retained earnings	162,859	143,608
Accumulated other comprehensive income (loss)	(1,705)	1,813
Total stockholders’ equity	579,020	522,007
Total liabilities and stockholders’ equity	$719,952	$652,569

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$139,761	$112,198	$268,911	$212,560
Cost of revenue	62,197	50,773	119,852	96,293
Gross profit	77,564	61,425	149,059	116,267
Operating expenses:
Research and development	23,481	20,292	45,091	39,186
Selling, general and administrative	28,561	25,873	55,879	47,965
Litigation expense	640	290	1,171	576
Total operating expenses	52,682	46,455	102,141	87,727
Income from operations	24,882	14,970	46,918	28,540
Interest and other income, net	2,232	1,237	2,673	2,618
Income before income taxes	27,114	16,207	49,591	31,158
Income tax provision	2,908	1,193	3,529	1,668
Net income	$24,206	$15,014	$46,062	$29,490

Net income per share:
Basic	$0.57	$0.36	$1.09	$0.72
Diluted	$0.55	$0.35	$1.04	$0.68
Weighted-average shares outstanding:
Basic	42,237	41,323	42,079	41,185
Diluted	44,400	43,397	44,341	43,332

Cash dividends declared per common share	$0.30	$0.20	$0.60	$0.40

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cost of revenue	$480	$452	$913	$810
Research and development	4,194	3,961	8,188	7,459
Selling, general and administrative	11,218	10,714	21,820	18,520
Total stock-based compensation expense	$15,892	$15,127	$30,921	$26,789

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income	$24,206	$15,014	$46,062	$29,490
Net income as a percentage of revenue	17.3%	13.4%	17.1%	13.9%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	15,892	15,127	30,921	26,789
Amortization of acquisition-related intangible assets	197	513	447	1,026
Deferred compensation plan (income) expense	(9)	70	40	141
Tax effect	(332)	(1,201)	(2,546)	(2,766)
Non-GAAP net income	$39,954	$29,523	$74,924	$54,680
Non-GAAP net income as a percentage of revenue	28.6%	26.3%	27.9%	25.7%

Non-GAAP net income per share:
Basic	$0.95	$0.71	$1.78	$1.33
Diluted	$0.90	$0.68	$1.69	$1.26

Shares used in the calculation of non-GAAP net income per share:
Basic	42,237	41,323	42,079	41,185
Diluted	44,400	43,397	44,341	43,332

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Gross profit	$77,564	$61,425	$149,059	$116,267
Gross margin	55.5%	54.7%	55.4%	54.7%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	480	452	913	810
Amortization of acquisition-related intangible assets	197	513	447	1,026
Non-GAAP gross profit	$78,241	$62,390	$150,419	$118,103
Non-GAAP gross margin	56.0%	55.6%	55.9%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Total operating expenses	$52,682	$46,455	$102,141	$87,727

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(15,412)	(14,675)	(30,008)	(25,979)
Deferred compensation plan expense	(410)	(603)	(273)	(1,407)
Non-GAAP operating expenses	$36,860	$31,177	$71,860	$60,341

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Total operating income	$24,882	$14,970	$46,918	$28,540
Operating income as a percentage of revenue	17.8%	13.3%	17.4%	13.4%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	15,892	15,127	30,921	26,789
Amortization of acquisition-related intangible assets	197	513	447	1,026
Deferred compensation plan expense	410	603	273	1,407
Non-GAAP operating income	$41,381	$31,213	$78,559	$57,762
Non-GAAP operating income as a percentage of revenue	29.6%	27.8%	29.2%	27.2%

RECONCILIATION OF INTEREST AND OTHER INCOME, NET, TO NON-GAAP INTEREST AND OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Total interest and other income, net	$2,232	$1,237	$2,673	$2,618

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan income	(419)	(533)	(233)	(1,266)
Non-GAAP interest and other income, net	$1,813	$704	$2,440	$1,352

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Total income before income taxes	$27,114	$16,207	$49,591	$31,158

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	15,892	15,127	30,921	26,789
Amortization of acquisition-related intangible assets	197	513	447	1,026
Deferred compensation plan (income) expense	(9)	70	40	141
Non-GAAP income before income taxes	$43,194	$31,917	$80,999	$59,114

2018 THIRD QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	September 30, 2018
	Low	High
Gross margin	55.2%	56.2%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Amortization of acquisition-related intangible assets	0.1%	0.1%
Non-GAAP gross margin	55.6%	56.6%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	September 30, 2018
	Low	High
R&D and SG&A expense	$52,300	$57,300
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(14,500)	(16,500)
Non-GAAP R&D and SG&A expense	$37,800	$40,800